UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2006
Date of Report (Date of earliest event reported)

Global Developments Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	98-0453932
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 510 - 999 West Hastings Vancouver, B.C.
V6C 2W2
(Address of principal executive offices)	(Zip Code)

604-685-7552

Issuer's telephone number

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01   OTHER EVENTS

The attached announcement was released to the news media on December 12, 2006.

Global Developments Inc. Posts 10-QSB for Six-Month Period Ended June 30, 2006

Vancouver, December 12, 2006 - Global Developments, Inc. (GBDP), a publicly traded venture capital company, is pleased to announce the release of the Company’s 10-QSB financial statements and notes for the six month period ended June 30, 2006. The Company’s auditors, Moore & Associates Chartered Accountants and Advisors of Las Vegas, Nevada has reviewed the financial statements for the six-month period ended June 30, 2006.

To view our financial statements and notes, and for further information about Global Developments, please visit our website at: http://www.globaldevelopmentsinc.com or visit the SEC Edgar database at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Developments Inc.

Date: December 12, 2006	By:	/s/ John D. Briner
President